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                                  SMITH BARNEY
                                FUNDAMENTAL VALUE
                                    FUND INC.
--------------------------------------------------------------------------------

               CLASSIC SERIES | ANNUAL REPORT | SEPTEMBER 30, 2000





                             [LOGO OF SMITH BARNEY]

            NOT FDIC INSURED . NOT BANK GUARANTEED . MAY LOSE VALUE

[PICTURE]     JOHN GOODE
              PORTFOLIO MANAGER

                                              [LOGO] Classic Series

                                              Annual Report . September 30, 2000
                                              SMITH BARNEY FUNDAMENTAL
                                              VALUE FUND INC.

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JOHN GOODE
--------------------------------------------------------------------------------
John Goode has more than 31 years of securities business experience and has managed the Fund since 1990. Education: BA in Economics, MBA from Stanford University.

--------------------------------------------------------------------------------
FUND OBJECTIVE
--------------------------------------------------------------------------------
The Fund seeks long-term capital growth. Current income is a secondary consideration. The Fund invests primarily in common stock and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies the manager believes are undervalued in the marketplace. While the manager selects investments primarily for their capital appreciation potential, secondary consideration is given to a company's dividend record and the potential for an improved dividend return.

--------------------------------------------------------------------------------
FUND FACTS
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FUND INCEPTION
--------------------------------------------------------------------------------
November 12, 1981

MANAGER TENURE
--------------------------------------------------------------------------------
10 Years

MANAGER INVESTMENT
INDUSTRY EXPERIENCE
--------------------------------------------------------------------------------
31 Years

                                           CLASS A       CLASS B         CLASS L
--------------------------------------------------------------------------------
NASDAQ                                     SHFVX          SFVBX          SFVCX
--------------------------------------------------------------------------------
INCEPTION                                  11/12/81       11/6/92        8/10/93
--------------------------------------------------------------------------------

Average Annual Total Returns as of September 30, 2000

                                                    Without Sales Charges/(1)/
                                                 Class A     Class B     Class L
One-Year                                         31.55%      30.59%      30.51%
Five-Year                                        20.30       19.37       19.36
Ten-Year                                         19.71         N/A         N/A
Since Inception+                                 15.41       17.99       17.13

                                                       With Sales Charges/(2)/
                                                 Class A     Class B     Class L
One-Year                                         24.96%      25.59%      28.19%
Five-Year                                        19.06       19.27       19.11
Ten-Year                                         19.09         N/A         N/A
Since Inception+                                 15.10       17.99       16.97

/(1)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

/(2)/ Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively. Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

       All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+ Inception dates for Class A, B and L shares are November 12, 1981, November 6, 1992 and August 10, 1993, respectively.

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What's Inside
Your Investment in the Smith Barney
Fundamental Value Fund Inc. .................................................. 1
A Message from the Chairman .................................................. 2
Fund at a Glance ............................................................. 3
Letter from the Portfolio Manager ............................................ 4
Historical Performance .......................................................10
Growth of $10,000 ............................................................13
Schedule of Investments ......................................................14
Statement of Assets and Liabilities ..........................................19
Statement of Operations ......................................................20
Statements of Changes in Net Assets ..........................................21
Notes to Financial Statements ................................................22
Financial Highlights .........................................................27
Independent Auditors' Report .................................................31
Tax Information ..............................................................32

[LOGO OF SMITH BARNEY]

Investment Products: Not FDIC Insured . Not Bank Guaranteed . May Lose Value

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                 YOUR INVESTMENT IN THE SMITH BARNEY FUNDAMENTAL
                                   VALUE FUND
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For 31 years, value manager John Goode and his team have sought to uncover unrecognized investment opportunities. They evaluate business fundamentals as well as industry outlooks to identify opportunities throughout the market.

[GRAPHIC]

A Focused Approach to Value Investing
John and his team believe that the best long-term results can often be achieved by concentrating on a carefully selected group of securities.

[GRAPHIC]

A Disciplined Investment Approach
John and his team search for leading businesses with sound fundamentals that are undervalued and, accordingly, have above-average potential for capital growth.

[GRAPHIC]

A Flexible Stock Selection Strategy
John and his team's stock selection process considers both the business fundamentals of a prospective company as well as the outlook for its particular industry and overall economic trends. The Fund has the flexibility to invest across market capitalization and may increase its cash position if capital growth opportunities do not appear attractive.

[GRAPHIC]

A Distinguished History of Managing Your Serious Money
Founded in 1873 and 1892, respectively, the firms of Charles D. Barney and Edward B. Smith were among the earliest providers of securities information, research and transactions. Merged in 1937, Smith Barney & Co. offered its clients a powerful, blue-chip investment capability able to provide timely information, advice and insightful asset management. Today, SSB Citi Fund Management LLC ("SSB Citi") unites the distinguished history of Smith Barney & Co. with the unparalleled global reach of its parent, Citigroup.

At SSB Citi, you gain access to blue-chip management delivered professionally. We are proud to offer you, the serious investor, a variety of managed solutions.

 1 Smith Barney Fundamental Value Fund Inc. | 2000 Annual Report to Shareholders

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                          A MESSAGE FROM THE CHAIRMAN
--------------------------------------------------------------------------------

[PICTURE]

HEATH B. MCLENDON
CHAIRMAN

The new millennium, so far, has been marked by higher volatility and concerns that the bull market in stocks may be running out of steam. At SSB Citi Fund Management LLC ("SSB Citi"), we have instituted many positive changes, with the ultimate goal of offering our investors a well-rounded menu of stock and bond funds that can be tailored to a wide range of investment objectives.

We believe that your serious money demands professional management. Since 1937, Smith Barney has managed the serious money of individuals, their families and their businesses. Today, with over $395.5 billion in assets under management,/1/ we believe SSB Citi offers choices and solutions, uniting the distinguished history of Smith Barney with the unparalleled global reach of its parent, Citigroup.

The Smith Barney family of funds represents a complex with a 60-year history of investment expertise. In addition, Smith Barney is currently conducting an extensive advertising campaign, highlighting a selection of the most popular Smith Barney mutual funds and the investment professionals who manage them.

For those of you who are new shareholders, I would like to extend a warm welcome to you on behalf of everyone here at SSB Citi. The Smith Barney Fundamental Value Fund Inc. seeks capital appreciation by investing in companies that John Goode and his investment team deem to have sound fundamentals and they believe to be undervalued in the marketplace. When selecting individual securities, John and his team consider the business fundamentals as well as the outlook for the particular industry and overall economic trends.

When you invest with SSB Citi you can do so with the confidence that your interests come first, your investment success is paramount and that the ultimate in resources is being committed to your financial success.

Thank you for your confidence in our investment management approach.

Sincerely,

/s/ Heath B. McLendon

Heath B. McLendon
Chairman

October 18, 2000

---------
/1/ As of September 30, 2000. This figure represents SSB Citi's assets under management for retail, institutional, money and separate accounts.

 2 Smith Barney Fundamental Value Fund Inc. | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Smith Barney Fundamental Value Fund Inc. at a Glance (unaudited)
--------------------------------------------------------------------------------

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Top Ten Holdings+*
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 1. Adobe Systems Inc. .................................................... 5.6%

 2. American Express Co. .................................................. 3.7

 3. American International Group, Inc. .................................... 3.5

 4. Texas Instruments Inc. ................................................ 3.0

 5. MGIC Investment Corp. ................................................. 3.0

 6. McKesson HBOC, Inc. ................................................... 2.7

 7. International Business Machines Corp. ................................. 2.7

 8. Countrywide Credit Industries, Inc. ................................... 2.6

 9. AT&T Corp. ............................................................ 2.5

10. Time Warner Inc. ...................................................... 2.4

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Industry Diversification of Common Stock+*
--------------------------------------------------------------------------------

 6.1% Computer Software
 5.0% Electronic Components - Semiconductors
12.2% Financial Services
 8.4% Health Care
 7.3% Insurance
 4.1% Metals
10.1% Oil & Gas Services
 6.5% Pharmaceuticals
 5.0% Telephone
35.3% Other

--------------------------------------------------------------------------------
                            Investment Breakdown++*
--------------------------------------------------------------------------------

 0.2% Options Purchased & Warrants
 7.2% Repurchase Agreement & Convertible Preferred Stock
 2.3% Foreign Stock
90.3% Common Stock

+    As a percentage of total common stock.
++   As a percentage of total investments.
* All information is as of September 30, 2000. Please note that Fund's holdings are subject to change.

 3 Smith Barney Fundamental Value Fund Inc. | 2000 Annual Report to Shareholders

Dear Shareholder,

We are pleased to provide the annual report for the Smith Barney Fundamental Value Fund Inc. ("Fund") for the year ended September 30, 2000. In this report, we have summarized the period's prevailing economic conditions and briefly outline the Fund's investment strategy. The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice.

Further, there is no assurance that certain securities will remain in or out of the Fund. Additionally, please note that the statistical performance information that appears throughout this report is compiled from SSB Citi Fund Management LLC ("SSB Citi") internal research. We hope you find this report to be useful and informative.

Performance Update

For the year ended September 30, 2000, the Fund's Class A shares, without and with sales charges returned 31.55% and 24.96%, respectively. This return is in comparison to the 13.28% return for the Standard & Poor's 500 Index
("S&P 500")/1/ and 11.94% for the Lipper Inc. ("Lipper") multi-cap value peer group average of 476 funds./2/

This performance reflects the Fund's focus on sectors of the market that did well in the last year. The best performing sector in the Fund's 1999 fiscal year was concentrated in technology whereas in the fiscal year just completed a number of sectors were responsible for the Fund's strong absolute and relative performance.

Market & Economic Conditions that Affected Fund Performance

We think this "boom-bust" mentality has developed in part because many mutual funds must stay fully invested; most mutual funds are required to maintain a minimal cash position and therefore may not have sufficient resources to purchase new or additional holdings. Unless new cash flows (on an absolute basis, that is nothing is sold in order to be bought) are robust, purchases must be funded by sales in other areas of the market and this often times increases the volatility of individual sectors. Ironically, volatility between sectors tends to offset overall market volatility, which means that the overall market volatility is generally less than the volatility seen in many of the 11 sectors making up the S&P 500. For a value manager, high sector volatility can be a benefit because it sometimes makes buy and sell decisions more obvious. (Value investing looks to invest in companies whose shares are considered to be inexpensive relative to their asset values or earning power.)

Investment Philosophy

In making our investment decisions, price is an important consideration. We try to buy "leading franchises selling at depressed prices for reasons we believe are temporary." However, in selecting stocks available at attractive prices, we hope to buy "rubber balls" rather than "broken eggs." A "rubber ball" characterizes a company, which is currently out-of-favor but may return to investor favor because it has an attractive long-term franchise even though near-term difficulties have caused many investors to temporarily shy away from its shares. A "broken egg" would include companies that appear statistically inexpensive but lack a catalyst or attractive business model and therefore may not return to favor with investors.

---------
1 S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks. An investor cannot invest directly in an index.
2 Lipper is an independent mutual fund-tracking organization. The Fund's calculation of the Lipper peer group average includes the reinvestment of all capital gains and dividends without the effects of sales charges.

 4 Smith Barney Fundamental Value Fund Inc. | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
                  IN THE LAST YEAR, THE STOCK MARKET WITNESSED
                     THE INCREASING INFLUENCE OF THE "CASINO
                     CROWD," AS MANY INVESTORS BECAME MUCH
                  MORE SHORT-TERM ORIENTED IN THEIR DECISIONS.
                 WITH A DRAMATIC RISE IN SPECULATIVE ACTIVITY,
                       SOME SECTORS OF THE MARKET REACHED
                   EXTREMELY EXTENDED VALUATIONS. CONVERSELY,
                    OTHER SECTORS WERE SOLD INDISCRIMINATELY
                     AND REACHED VALUATION LEVELS THAT WERE
                            DIFFICULT TO COMPREHEND.
--------------------------------------------------------------------------------

Put another way, we like to buy companies where current expectations are low and any good news may be a pleasant surprise. Companies that embody high expectations and a need for operating performance perfection often can fall 20% to 30% at the first hint of bad news.

Why Was Fiscal Year 2000 A Good Year For the Fund?
Two decisions in the Fund were especially important to generating strong absolute and relative performance in its fiscal year just ended. From 1996 to 1998, the Fund purchased a number of depressed technology stocks. These were not the "cult" stocks that dominate the S&P 500 and the Nasdaq 100 Index ("Nasdaq 100"),3 which often sold at prospective earnings growth ("PEG")4 ratios of 2 to 4 times. (PEG refers to the relationship of a company's price earnings ("P/E")5 ratio to its long-term growth rate.) Many of the largest technology companies, even in the 1996 to 1998 time period, were selling at PEG ratios we believed were unsustainable.

Our focus was on some of the issues that had been shunned by Wall Street but which were industry leaders and had attractive prospects during the next three to five years. Adobe Systems Inc. (a provider of graphic design, publishing and imaging software for Web and print production), one of the largest holdings in the Fund, was a case in point.

Adobe's own investment banker believed the company, a few years ago, was a broken growth stock and his research coverage was highly critical, citing all the near-term negatives and all but ignoring the considerable positives. Beginning in 1998 and extending through the early part of 2000, Adobe introduced new products and began executing its business plan much more effectively. Not only did it join the "technology party," it also recovered the meaningful discount at which it sold versus many leading technology issues, just a year or so earlier.

---------
3 The Nasdaq 100 is a modified capitalization-weighted index comprised of 100 of the largest non-financial companies listed on the National Market tier of the NASDAQ stock market. Please note an investor cannot invest directly in an index.
4 PEG ratio is a growth measure of projected earnings compared to current earnings based on forecasts from sources such as Institutional Brokers Estimate System, First Call or Zachs.
5    P/E ratio is the price of a stock divided by its earnings per share.

 5 Smith Barney Fundamental Value Fund Inc. | 2000 Annual Report to Shareholders

Much the same may be said of our other investments within the technology sector such as Scientific Atlanta, Inc. (a leading supplier of broadband communications systems, satellite-based video, voice and data communications networks and worldwide customer service and support) and Cypress Semiconductor Corp. (a designer, developer and manufacturer a broad line of high-performance digital and mixed-signal integrated circuits) which we added to the portfolio between 1996 and 1998. These companies had been written-off by the investment community when we purchased them and expectations were very low. When good news did appear, their shares appreciated dramatically, not just because of improved fundamentals but also because, in our judgment, their shares had been overly discounted. Like many portfolios, the Fund benefited from its technology holdings in fiscal 1999 and this was critical to it beating the S&P 500 by about 10%. (Of course, past performance is not indicative of future results.)

The Fund's Fiscal Year 2000-A Contrast With Previous Year
The period from October 1999 until February 2000 saw one of the great speculative bubbles in the last 50 years centered in the technology sector. The frenzy was such that it made tulipmania in Holland, a few centuries ago, look like only a minor psychological aberration. Early this year, it seemed clear to us that forces would soon develop that would temper the speculative frenzy. When one added up the lock-up stock that venture capitalists and other insiders would be able to sell six months after initial public offerings, it appeared that $100 to $150 billion of technology-Internet related shares could be sold between March and June of this year. It seemed plausible that enough of this might hit the market to alter investment perceptions.

At this point in time, we made two decisions. The first was to reduce our technology weighting from 1 times the market weight to 0.5 times the market weight. In other words we began a program a phased selling, periodic liquidations of technology stocks we felt had reached fully valued status. We pruned positions such as Adobe Systems Inc., Texas Instruments Inc. (a global semiconductor company and the world's leading designer and supplier of digital signal processors and analog integrated circuits) and Motorola (a global leader in providing integrated communications solutions and embedded electronic solutions such as software-enhance wireless telephone, radio and satellite communications). Moreover, we eliminated positions in Scientific Atlanta Inc. and Cypress Semiconductor Corp. This was accomplished just before the major sell-off in technology and some might consider this just luck. However, as pointed out earlier, we had done our research on the size of lock-up shares likely to hit the market just a few months down the road and we decided to take our profits before it became obvious, in hindsight prudent course of action.

The second decision was equally important to the progress made by the Fund's shares in fiscal year 2000. There were segments of energy, financial services, and health care that had been in their own personal bear markets for several years, which culminated in some of the greatest values we have ever seen in February to April 2000. Assets liberated from technology were invested in these groups taking them from underweight to overweight status relative to the market. In many cases stocks were bought for book value6 or less and at PEG ratios well under one.

For example, our investment in MGIC Investment Corp. (a holding company that provides private mortgage insurance coverage to the home mortgage lending industry) was representative of many investments made at this time. The company is the leading company in mortgage insurance and its shares had fallen from about $70 to approximately $33 when we bought them. The earnings estimate for this year was $4.80 per share and 2001 was projected to be $5.25 plus per share. Since March, MGIC Investment Corp. shares have rebounded to $60 and many of the selections in energy and health care have seen their shares rebound well in excess of 25% in the last six months of fiscal 2000. (Of course, no guarantees can be given that MGIC Investment Corp. will continue to perform well.)

Therefore, the Fund's performance during the period can be traced to using market volatility to accept profits in stocks and sectors that appeared overpriced (technology) and using the assets to purchase shares in sectors that seemed to hold little interest for investors and which, therefore, sold at low prices.

---------
6 Book value is the value at which an asset is carried on a balance sheet. Book value can be a guide in selecting underpriced stocks and is an indication of the ultimate value of securities in liquidation.

 6 Smith Barney Fundamental Value Fund Inc. | 2000 Annual Report to Shareholders

A Word About the "New Economy"/7/
My cousin Gladwyn recently died at age 100 and in the last five years of her life we had many conversations about the things she had seen, including the great technological advances in the last century. It became clear to me that there has always been a "New Economy" in the U.S. since at least 1875. My own family came to California from England on that 19th century "New Economy" miracle, the transcontinental railroad.

In subsequent years, electricity, the telephone, the refrigerator, the automobile, airplanes, radio, television, new drugs such as penicillin, transistors, semiconductors/microprocessors, personal computers, biotechnology, and the Internet all arrived to claim the mantel of "New Economy."

Consider the years 1910 to 1915 when the automobile certainly justified being considered "New Economy." For 5000 years, the horse had been central to personal transportation needs. This was true in 325 bc, at the time of Alexander the Great, and the horse was still important in getting people around in Victorian England. Yes we are aware that the train had been introduced at this time. Therefore, the development of the automobile was really significant because for the first time in at least 50 centuries, something really new was emerging in terms of personal transportation technology.

--------------------------------------------------------------------------------
                     OUR INVESTMENT APPROACH IS DESIGNED TO
                    SELECT COMPANIES WITH WHAT WE THINK ARE
                  ATTRACTIVE RISK AND REWARD RATIOS. ONE OF THE
                 BEST WAYS TO DO THIS IS TO LIMIT THE DOWNSIDE
                 RISK AND WE BELIEVE ATTENTION TO PRICE IS ONE
                  WAY TO DO THIS. IN RECENT YEARS, THE "CASINO
                   MENTALITY" THAT HAS INVADED THE INVESTMENT
                     ARENA HAS CAUSED MANY INVESTORS TO PAY
                     VIRTUALLY ANY PRICE FOR COMPANIES WITH
                  CERTAIN ATTRIBUTES. WE BELIEVE THIS INCREASES
                   RISK AND COMPROMISES LONG-TERM PERFORMANCE
                      RELATIVE TO THE APPROACH WE UTILIZE.
--------------------------------------------------------------------------------

In 1910-1915 there were more than 200 automobile companies in the U.S. Given the importance of the automobile, why wasn't there enough room for 200 or more successful business plans? At this point we would like to talk about one of capitalism's dirty little secrets. When a new technology becomes available, it is unclear who the ultimate winners may be so the only way to ensure that it survives is to encourage many players to come into the market. Investor enthusiasm for a new idea or product produces many business plans and the speculative fervor for the "New Economy" idea is the closest thing to a guarantee that enough money will be invested so that the new product or idea takes root. Once this is done, most of the entries and their business plans are no longer needed. In the consolidation phase, most early entrants are merged out of existence or simply fail. This feature of capitalism may seem inefficient but Charles Darwin would have certainly understood it. If a "species" (the automobile in this case) is to survive, the best way to guarantee this would be to encourage many investors to enter the fray and let the market sort itself out after a few years.

---------
7 The New Economy represents those companies in the technology, telecommunications and Internet sectors.

 7 Smith Barney Fundamental Value Fund Inc. | 2000 Annual Report to Shareholders

Every "New Economy" in the last 100 years has gone through the process described above. In the last few years, many would-be entrepreneurs have committed their capital to a variety of Internet and so-called dot-com ventures. In several instances, high-ranking executives have left secure positions at established companies, lured by promising options programs and the excitement of being part of the "New Economy." We believe it is possible that those who saw the "stars in their eyes" and who saw the "New Economy" as their ticket to financial success may return to more secure positions at established companies now that the landscape has changed. We think this is indicative of a "sorting out" in this area of the market.

Market Outlook--Don't Look in the Rear View Mirror
Jeremy Siegel of the Wharton School of Business wrote Stocks for the Long Run, which looked at real return (i.e., inflation adjusted returns) for stocks over the last 200 years. His conclusion stocks, on average, generate real returns of about 7% over long periods of time. If stocks appreciate 10% in a year in which inflation is 3%, the real return would be 7%.

Between 1966 and 1981, the real return for stocks was negative 0.4%, a major anomaly, considering Siegel's long-term conclusions. Between 1982 and 1997, stocks provided real returns approaching 13%, the largest deviation in the other direction for any period covered by Siegel's work. If this is updated to account for 1998 to 1999, the 1982 to 1999 return for stocks approximates 14%. The really interesting thing to do is to combine the two periods and look at real returns since 1966. When this is done, the result is almost exactly 7%.

What do we conclude from these two periods? We believe that the next 10 years may differ from the 1966-1981 period as well as the one extending from 1982-1999. We expect inflation will average 3% in the coming years, possibly a little more at times, and that stock market returns will probably average 10%.

In a "10% return environment," many more companies will be able to meet this "hurdle rate" which means the overall market should broaden out. In 1998 and 1999 no more than a dozen stocks accounted for more than 50% of the gains by the S&P 500 and the Nasdaq 100.

And while no guarantees can be given, we believe the S&P 500 may appreciate only 5% to 7% in the next five years because P/E ratios for many of its leading companies may be contracting. In the last 5 years, P/E ratios doubled for the S&P 500, providing 15% per year appreciation from P/E expansion alone. The top 10 names in both the S&P 500 and Nasdaq 100 increased 3 1/2 times in this time period before easing back to only 2 1/2 times in the recent correction. At their peaks, the average P/E ratio for the top 10 companies in the S&P 500 and the Nasdaq 100 was in excess of 70 TIMES earnings!

Small and mid-cap companies did not do well in the last few years. And while we may be wrong about the future, we think they could outperform the S&P 500 by a 2-to-1 margin in the next few years. The Fund currently has 20%+ of the holdings in this area of the market. An all-cap approach should do better than large-cap only in the future.

If we are correct, the "rear view mirror" may be an imperfect guide to the investment styles and emphasis necessary to produce attractive absolute and relative returns in the next three to five years. In our opinion, value style of investing may make a comeback as well. The big new game on Wall Street may be mergers and acquisitions in "Old Economy"/8/ stocks. Moreover, this "low hanging fruit" may generate returns from some surprising places. We believe the "not-so-nifty 450" within the S&P 500 should be another attractive place to invest.

In the final analysis, the proper investment decision may be to participate at the intersection of where the New and Old economies meet. "Old Economy" companies using "New Economy" technology to transform their business models may be one of the best places for investors to focus. We intend to seek out companies and investment opportunities at this "intersection."

---------
8    The Old Economy represents more established, "blue-chip" companies.

 8 Smith Barney Fundamental Value Fund Inc. | 2000 Annual Report to Shareholders

Thank you for investing in the Smith Barney Fundamental Value Fund Inc. We look forward to continuing to help you pursue your financial goals.

Sincerely,

/s/ John G. Goode

John G. Goode
Vice President and Investment Officer

October 18, 2000

 9 Smith Barney Fundamental Value Fund Inc. | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance -- Class A Shares
--------------------------------------------------------------------------------

                         Net Asset Value
                    --------------------------
                    Beginning            End         Income      Capital Gain       Total
Year Ended           of Year           of Year      Dividends    Distributions     Returns(1)
---------------------------------------------------------------------------------------------
9/30/00              $12.90            $15.97         $0.00          $0.83          31.55%
9/30/99               10.07             12.90          0.02           0.72          37.17
9/30/98               11.37             10.07          0.11           0.52          (6.04)
9/30/97                9.31             11.37          0.13           0.44          29.53
9/30/96                8.66              9.31          0.19           0.37          14.73
9/30/95                8.20              8.66          0.13           0.81          19.94
9/30/94                8.42              8.20          0.08           0.53           4.92
9/30/93                7.22              8.42          0.06           0.46          25.23
9/30/92                6.47              7.22          0.14           0.00          14.01
9/30/91                5.34              6.47          0.23           0.29          33.47
---------------------------------------------------------------------------------------------
  Total                                               $1.09          $4.97
---------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Historical Performance -- Class B Shares
--------------------------------------------------------------------------------

                         Net Asset Value
                    --------------------------
                    Beginning            End         Income      Capital Gain       Total
Year Ended           of Year           of Year      Dividends    Distributions     Returns(1)
---------------------------------------------------------------------------------------------
9/30/00              $12.73            $15.63         $0.00          $0.83          30.59%
9/30/99               10.01             12.73          0.00           0.72          36.00
9/30/98               11.31             10.01          0.03           0.52          (6.79)
9/30/97                9.26             11.31          0.06           0.44          28.62
9/30/96                8.62              9.26          0.13           0.37          13.82
9/30/95                8.16              8.62          0.08           0.81          19.19
9/30/94                8.37              8.16          0.02           0.53           4.21
Inception* -- 9/30/93  7.31              8.37          0.05           0.46          22.82+
---------------------------------------------------------------------------------------------
  Total                                               $0.37          $4.68
---------------------------------------------------------------------------------------------

10 Smith Barney Fundamental Value Fund Inc. | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Historical Performance -- Class L Shares
--------------------------------------------------------------------------------

                         Net Asset Value
                    --------------------------
                    Beginning            End         Income      Capital Gain       Total
Year Ended           of Year           of Year      Dividends    Distributions     Returns(1)
---------------------------------------------------------------------------------------------
9/30/00              $12.73            $15.62         $0.00          $0.83          30.51%
9/30/99               10.01             12.73          0.00           0.72          36.00
9/30/98               11.30             10.01          0.03           0.52          (6.70)
9/30/97                9.26             11.30          0.06           0.44          28.52
9/30/96                8.62              9.26          0.13           0.37          13.82
9/30/95                8.16              8.62          0.09           0.81          19.33
9/30/94                8.37              8.16          0.02           0.53           4.24
Inception* -- 9/30/93  8.15              8.37          0.00           0.00           2.70+
---------------------------------------------------------------------------------------------
     Total                                            $0.33          $4.22
---------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Historical Performance -- Class Y Shares
--------------------------------------------------------------------------------

                         Net Asset Value
                    --------------------------
                    Beginning            End         Income      Capital Gain       Total
Year Ended           of Year           of Year      Dividends    Distributions     Returns(1)
---------------------------------------------------------------------------------------------
9/30/00              $12.93            $16.07         $0.00          $0.83          32.04%
9/30/99               10.10             12.93          0.06           0.72          37.57
9/30/98               11.40             10.10          0.16           0.52          (6.78)
9/30/97                9.32             11.40          0.16           0.44          30.06
Inception* -- 9/30/96  8.54              9.32          0.00           0.00           9.13+++
---------------------------------------------------------------------------------------------
   Total                                              $0.38          $2.51
---------------------------------------------------------------------------------------------

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

--------------------------------------------------------------------------------
Average Annual Total Returns
--------------------------------------------------------------------------------

                                                 Without Sales Charges(1)
                                       -----------------------------------------
                                       Class A    Class B    Class L     Class Y
--------------------------------------------------------------------------------
Year Ended 9/30/00                     31.55%      30.59%     30.51%     32.04%
Five Years Ended 9/30/00               20.30       19.37      19.36        N/A
Ten Years Ended 9/30/00                19.71         N/A        N/A        N/A
Inception* through 9/30/00             15.41       17.99      17.13      20.65++
--------------------------------------------------------------------------------

                                                   With Sales Charges(2)
                                      ------------------------------------------
                                      Class A     Class B    Class L     Class Y
--------------------------------------------------------------------------------
Year Ended 9/30/00                     24.96%      25.59%     28.19%     32.04%
Five Years Ended 9/30/00               19.06       19.27      19.11        N/A
Ten Years Ended 9/30/00                19.09         N/A        N/A        N/A
Inception* through 9/30/00             15.10       17.99      16.97      20.65++
--------------------------------------------------------------------------------

11 Smith Barney Fundamental Value Fund Inc. | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Cumulative Total Returns
--------------------------------------------------------------------------------

                                                        Without Sales Charges(1)
--------------------------------------------------------------------------------
Class A (9/30/90 through 9/30/00)                              504.12%
Class B (Inception* through 9/30/00)                           269.71
Class L (Inception* through 9/30/00)                           209.48
Class Y (Inception* through 9/30/00)                           140.35++
--------------------------------------------------------------------------------

(1) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.
(2) Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; and Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.
* Inception dates for Class A, B, L and Y shares are November 12, 1981, November 6, 1992, August 10, 1993 and October 13, 1995, respectively.
+ Total return is not annualized, as it may not be representative of the total return for the year.
++ During November 1995 Class Y shares were fully redeemed, therefore performance for Class Y shares represents performance for the period beginning January 31, 1996, which represents the date new share purchases were made into this class.

12 Smith Barney Fundamental Value Fund Inc. | 2000 Annual Report to Shareholders

Smith Barney Fundamental Value Fund Inc. at a Glance (unaudited)

Growth of $10,000 Invested in Class A Shares of the
Smith Barney Fundamental Value Fund Inc. vs. Standard & Poor's 500 Index+
--------------------------------------------------------------------------------
                        September 1990 -- September 2000

                                    [GRAPH]

         Smith Barney Fundamental Value Fund        Standard & Poor's 500 Index
Sep 90                    9,502                               10,000
Sep 91                   12,682                               13,109
Sep 92                   14,458                               14,556
Sep 93                   18,105                               16,444
Sep 94                   18,995                               17,049
Sep 95                   22,783                               22,114
Sep 96                   26,139                               26,606
Sep 97                   33,856                               37,363
Sep 98                   31,811                               40,758
Sep 99                   43,635                               52,085
Sep 00                   57,402                               58,997

+ Hypothetical illustration of $10,000 invested in Class A shares on September 30, 1990, assuming deduction of the maximum 5.00% sales charge at the time of investment and reinvestment of dividends and capital gains, if any, at net asset value through September 30, 2000, compared to the Standard & Poor's 500 Index. The Index is composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. The performance of the Fund's other classes may be greater or less than the Class A shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

     All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.

13 Smith Barney Fundamental Value Fund Inc. | 2000 Annual Report to Shareholders

================================================================================
Schedule of Investments                                       September 30, 2000
================================================================================

  SHARES                                 SECURITY                       VALUE
================================================================================
COMMON STOCK -- 90.3%
Aerospace -- 2.8%
       450,000    Boeing Co.                                      $   28,350,000
       769,450    Honeywell International Inc.                        27,411,656
       165,600    Innovative Solutions & Support, Inc.*                2,835,900
       620,000    Raytheon Co., Class B Shares                        17,631,250
--------------------------------------------------------------------------------
                                                                      76,228,806
--------------------------------------------------------------------------------
Aluminum -- 2.3%
     2,390,800    Alcoa Inc.                                          60,517,125
       662,300    Kaiser Aluminum Corp.*                               4,015,194
--------------------------------------------------------------------------------
                                                                      64,532,319
--------------------------------------------------------------------------------
Automotive -- 0.9%
       400,000    General Motors Corp.                                26,000,000
--------------------------------------------------------------------------------
Broadcasting & Cable TV -- 1.1%
     1,129,300    Fox Entertainment Group, Inc., Class A Shares*      29,926,450
--------------------------------------------------------------------------------
Chemicals -- 3.1%
     1,290,000    Dow Chemical Co.++                                  32,169,375
     2,100,000    Engelhard Corp.                                     34,125,000
       675,000    Rohm & Haas Co.++                                   19,617,188
--------------------------------------------------------------------------------
                                                                      85,911,563
--------------------------------------------------------------------------------
Coal -- 0.8%
     2,055,300    Arch Coal, Inc.                                     20,553,000
--------------------------------------------------------------------------------
Computer Services -- 0.4%
        87,500    Diebold, Inc.                                        2,324,219
     1,000,000    Genuity Inc.*                                        6,531,250
       100,000    Novell, Inc.*                                          993,750
       100,000    Unisys Corp.*                                        1,125,000
--------------------------------------------------------------------------------
                                                                      10,974,219
--------------------------------------------------------------------------------
Computer Software -- 5.6%
       901,700    Adobe Systems Inc.++                               139,988,925
       527,700    Inprise Corp.*                                       2,819,897
       100,000    Microsoft Corp.*                                     6,025,000
       100,000    Santa Cruz Operation, Inc.*                            293,750
     1,250,000    Santa Cruz Operation, Inc.*+                         3,671,875
--------------------------------------------------------------------------------
                                                                     152,799,447
--------------------------------------------------------------------------------
Computers -- 2.6%
       160,000    Compaq Computer Corp.                                4,412,800
       600,000    International Business Machines Corp.               67,500,000
--------------------------------------------------------------------------------
                                                                      71,912,800
--------------------------------------------------------------------------------
Construction & Home Building -- 1.8%
     1,150,000    Centex Corp.++                                      36,943,750
       773,700    Clayton Homes, Inc.                                  7,737,000
       245,000    Masco Corp.++                                        4,563,125
--------------------------------------------------------------------------------
                                                                      49,243,875
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

14 Smith Barney Fundamental Value Fund Inc. | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                           September 30, 2000
--------------------------------------------------------------------------------

  SHARES                                 SECURITY                       VALUE
--------------------------------------------------------------------------------
Consumer Products -- 1.1%
       370,000    American Greetings Corp., Class A Shares        $    6,475,000
       335,000    Eastman Kodak Co.++                                 13,693,125
        56,800    Kimberly-Clark Corp.                                 3,170,150
       100,000    The Procter & Gamble Co.                             6,700,000
--------------------------------------------------------------------------------
                                                                      30,038,275
--------------------------------------------------------------------------------
Electronic Components - Semiconductors -- 4.6%
     1,200,000    Intel Corp.                                         49,875,000
     1,600,000    Texas Instruments Inc.                              75,500,000
--------------------------------------------------------------------------------
                                                                     125,375,000
--------------------------------------------------------------------------------
Energy -- 0.6%
     3,333,334    Abacan Resource Corp.*+                                 10,000
       200,000    Duke Energy Corp.                                   17,150,000
--------------------------------------------------------------------------------
                                                                      17,160,000
--------------------------------------------------------------------------------
Entertainment -- 2.2%
       775,000    Time Warner Inc.++                                  60,643,750
--------------------------------------------------------------------------------
Financial Services -- 11.0%
       125,000    Ambac Financial Group, Inc.                          9,156,250
     1,500,000    American Express Co.                                91,125,000
       700,000    Bank of America Corp.                               36,662,500
       550,000    Chase Manhattan Corp.                               25,403,125
     1,684,500    Countrywide Credit Industries, Inc.                 63,589,875
       346,100    Equifax Inc.                                         9,323,069
       706,000    First American Corp.                                14,737,750
       196,800    MBIA, Inc.++                                        13,997,400
       600,000    Merrill Lynch & Co., Inc.                           39,600,000
--------------------------------------------------------------------------------
                                                                     303,594,969
--------------------------------------------------------------------------------
Food & Beverages -- 1.3%
       713,100    Fleming Cos., Inc.                                   9,314,869
       600,000    PepsiCo, Inc.                                       27,600,000
--------------------------------------------------------------------------------
                                                                      36,914,869
--------------------------------------------------------------------------------
Health Care -- 7.5%
       262,300    Abbott Laboratories                                 12,475,644
     1,827,500    Foundation Health Systems, Inc., Class A Shares*++  30,382,188
     1,200,000    Health Management Associates, Inc.*++               24,975,000
       550,000    Johnson & Johnson                                   51,665,625
     2,234,800    McKesson HBOC, Inc.                                 68,301,075
           266    Molecular Biosystems, Inc.*                                133
       200,000    UnitedHealth Group Inc.                             19,750,000
--------------------------------------------------------------------------------
                                                                     207,549,665
--------------------------------------------------------------------------------
Insurance -- 6.6%
       200,000    Aetna Inc.                                          11,612,500
       317,600    Allstate Corp.                                      11,036,600
       900,000    American International Group, Inc.                  86,118,750
     1,200,400    MGIC Investment Corp.                               73,374,450
--------------------------------------------------------------------------------
                                                                     182,142,300
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

15 Smith Barney Fundamental Value Fund Inc. | 2000 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                           September 30, 2000
================================================================================

  SHARES                                 SECURITY                       VALUE
================================================================================
Machinery -- 0.4%
       306,540    Caterpillar Inc.                                $   10,345,725
--------------------------------------------------------------------------------
Metals -- 3.7%
       192,000    Allegheny Technologies Inc.                          3,480,000
     1,595,300    Brush Engineered Materials Inc.                     34,498,363
       300,000    Pohang Iron & Steel Co., Ltd., Sponsored ADR         5,587,500
     1,150,000    Precision Castparts Corp.                           44,131,250
       945,000    RTI International Metals, Inc.*                     13,643,438
--------------------------------------------------------------------------------
                                                                     101,340,551
--------------------------------------------------------------------------------
Office Equipment -- 0.0%
        50,000    Xerox Corp.                                            753,125
--------------------------------------------------------------------------------
Oil & Gas Production -- 1.8%
       300,000    Anadarko Petroleum Corp.++                          19,938,000
       125,000    Apache Corp.                                         7,390,625
       478,000    Burlington Resources Inc.                           17,596,375
       109,300    Unocal Corp.                                         3,873,319
--------------------------------------------------------------------------------
                                                                      48,798,319
--------------------------------------------------------------------------------
Oil & Gas Services -- 9.1%
       578,700    Baker Hughes Inc.                                   21,484,238
       400,000    Chevron Corp.                                       34,100,000
       795,000    Conoco Inc.                                         21,415,313
       773,300    Halliburton Co.++                                   37,843,369
       700,000    Royal Dutch Petroleum Co., NY Shares                41,956,250
     1,030,000    Texaco Inc.                                         54,075,000
     1,110,000    USX-Marathon Group                                  31,496,250
       364,895    Varco International, Inc.*                           7,594,377
--------------------------------------------------------------------------------
                                                                     249,964,797
--------------------------------------------------------------------------------
Paper Products -- 0.7%
       400,000    Georgia-Pacific Group++                              9,400,000
       350,000    International Paper Co.                             10,040,625
--------------------------------------------------------------------------------
                                                                      19,440,625
--------------------------------------------------------------------------------
Pharmaceuticals -- 5.8%
       966,500    Advanced Polymer Systems, Inc.*                      2,053,813
        85,400    American Home Products Corp.                         4,830,438
       840,000    AmeriSource Health Corp., Class A Shares*           39,480,000
     1,945,224    Aphton Corp.*                                       55,925,190
       225,000    Bristol-Myers Squibb Co.                            12,853,125
       400,000    Merck & Co., Inc.                                   29,775,000
       544,134    Nexmed Inc.*+                                        8,008,972
       123,800    Watson Pharmaceuticals, Inc.*++                      8,031,525
--------------------------------------------------------------------------------
                                                                     160,958,063
--------------------------------------------------------------------------------
Real Estate -- 2.5%
     1,050,000    The Rouse Co.                                       26,184,375
       725,000    Spieker Properties, Inc.                            41,732,813
--------------------------------------------------------------------------------
                                                                      67,917,188
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

16 Smith Barney Fundamental Value Fund Inc. | 2000 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                           September 30, 2000
================================================================================

  SHARES                                 SECURITY                       VALUE
================================================================================
Recreational Activities & Products -- 1.9%
       370,000    Callaway Golf Co.                               $    5,688,750
     1,600,000    Carnival Corp.                                      39,400,000
       300,000    Royal Caribbean Cruises Ltd.                         7,722,000
--------------------------------------------------------------------------------
                                                                      52,810,750
--------------------------------------------------------------------------------
Retail -- 0.8%
       713,700    Albertson's, Inc.                                   14,987,700
       200,000    Costco Wholesale Corp.*                              6,987,500
--------------------------------------------------------------------------------
                                                                      21,975,200
--------------------------------------------------------------------------------
Telecommunication Equipment -- 1.8%
       545,000    Lucent Technologies, Inc.                           16,656,563
     1,140,000    Motorola, Inc.                                      32,205,000
--------------------------------------------------------------------------------
                                                                      48,861,563
--------------------------------------------------------------------------------
Telephone -- 4.5%
       300,000    ALLTEL Corp.                                        15,656,250
     2,150,000    AT&T Corp.                                          63,156,250
     1,200,000    Cox Communications, Inc.*++                         45,900,000
--------------------------------------------------------------------------------
                                                                      24,712,500
--------------------------------------------------------------------------------
Toys -- 0.9%
       625,000    Hasbro, Inc.                                         7,148,438
     1,500,000    Mattel, Inc.                                        16,781,250
--------------------------------------------------------------------------------
                                                                      23,929,688
--------------------------------------------------------------------------------
Transportation -- 0.1%
       100,000    CNF Transportation Inc.                              2,224,994
--------------------------------------------------------------------------------
                  TOTAL COMMON STOCK

                  (Cost -- $1,481,787,652)                         2,485,534,395
================================================================================
FOREIGN STOCK -- 2.3%

Japan -- 1.2%
     2,850,000    Hitachi, Ltd.                                       33,073,293
--------------------------------------------------------------------------------
United Kingdom -- 1.1%
     3,900,000    Scot Power                                          30,272,340
--------------------------------------------------------------------------------
                  TOTAL FOREIGN STOCK

                  (Cost-- $53,055,376)                                63,345,633
================================================================================

CONTRACTS                                SECURITY                       VALUE
================================================================================
OPTIONS PURCHASED -- 0.2%

Computer Software -- 0.1%
       900,000    Adobe Systems Inc., Put @ $120, Expire 11/18/00      2,362,500
--------------------------------------------------------------------------------
Financial Services -- 0.1%
       600,000    Merrill Lynch & Co., Put @ $65, Expire 1/20/01       3,412,500
--------------------------------------------------------------------------------
                  TOTAL OPTIONS PURCHASED

                  (Cost -- $7,681,085)                                 5,775,000
================================================================================
                       See Notes to Financial Statements.

17 Smith Barney Fundamental Value Fund Inc. | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (continued)                           September 30, 2000
--------------------------------------------------------------------------------


  SHARES                            SECURITY                          VALUE
================================================================================
CONVERTIBLE PREFERRED STOCK -- 0.0%
      54,818        Webforia Inc. (Cost -- $500,000)             $       500,000
================================================================================
WARRANTS -- 0.0%
     272,067        Nexmed Inc., Expire 2/3/01*+                               0
     156,250        Santal Cruz Operation Inc., Expire 9/15/02*+               0
      10,719        Webforia Inc., Expire 7/14/05*+                            0
--------------------------------------------------------------------------------
                    TOTAL WARRANTS
                    (Cost -- $0)                                               0
================================================================================

   FACE
  AMOUNT                            SECURITY                             VALUE
================================================================================
REPURCHASE AGREEMENT -- 7.2%
$198,713,000        Morgan Stanley Dean Witter & Co.,
                      6.480% due 10/2/00; Proceeds at
                      maturity -- $198,820,305;
                      (Fully collateralized by U.S. Treasury
                      Notes, 5.875% to 6.500% due 11/30/01 to
                      10/15/06; Market value -- $203,678,217)
                      (Cost -- $198,713,000)                         198,713,000
================================================================================
                    TOTAL INVESTMENTS -- 100%
                    (Cost -- $1,741,737,113**)                    $2,753,868,028
================================================================================

*  Non-income producing security.
++ All or a portion of this security is on loan (See Note 6).
+ Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
** Aggregate cost for Federal income tax purposes is substantially the same.


                       See Notes to Financial Statements.

18 Smith Barney Fundamental Value Fund Inc. | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Assets and Liabilities                           September 30, 2000
--------------------------------------------------------------------------------

ASSETS:
  Investments, at value (Cost--$1,741,737,113)                    $2,753,868,028
  Cash                                                                       990
  Collateral for securities on loan (Note 6)                         108,292,223
  Receivable for securities sold                                      33,387,172
  Receivable for Fund shares sold                                     13,026,027
  Dividends and interest receivable                                    2,853,525
--------------------------------------------------------------------------------
  Total Assets                                                     2,911,427,965
--------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities on loan (Note 6)                            108,292,223
  Payable for Fund shares purchased                                   29,581,430
  Options written (Premiums received--$8,403,071) (Note 5)             9,306,250
  Payable for securities purchased                                     7,036,402
  Investment advisory fees payable                                     1,110,446
  Administration fees payable                                            408,985
  Distribution fees payable                                              402,295
  Accrued expenses                                                       774,639
--------------------------------------------------------------------------------
  Total Liabilities                                                  156,912,670
--------------------------------------------------------------------------------
Total Net Assets                                                  $2,754,515,295
================================================================================
NET ASSETS:
  Par value of capital shares                                     $      174,582
  Capital paid in excess of par value                              1,554,100,989
  Undistributed net investment income                                  1,233,955
  Accumulated net realized gain from security
    transactions, options and foreign securities                     186,435,122
  Net unrealized appreciation of investments,
    options and foreign securities                                 1,012,570,647
--------------------------------------------------------------------------------
Total Net Assets                                                  $2,754,515,295
================================================================================
Shares Outstanding:
  Class A                                                            67,931,433
  ------------------------------------------------------------------------------
  Class B                                                            84,618,199
  ------------------------------------------------------------------------------
  Class L                                                            17,009,159
  ------------------------------------------------------------------------------
  Class Y                                                             5,023,408
  ------------------------------------------------------------------------------
Net Asset Value:
  Class A (and redemption price)                                         $15.97
  ------------------------------------------------------------------------------
  Class B *                                                              $15.63
  ------------------------------------------------------------------------------
  Class L **                                                             $15.62
  ------------------------------------------------------------------------------
  Class Y (and redemption price)                                         $16.07
  ------------------------------------------------------------------------------
Maximum Public Offering Per Share:
  Class A (net asset value plus 5.26% of net asset value per share)      $16.81
  ------------------------------------------------------------------------------
  Class L (net asset value plus 1.01% of net asset value per share)      $15.78
================================================================================
 * Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from initial purchase (See Note 2).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.

19 Smith Barney Fundamental Value Fund Inc. | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Operations                    For the Year Ended September 30, 2000
--------------------------------------------------------------------------------


INVESTMENT INCOME:
  Dividends                                                        $ 25,701,314
  Interest                                                            4,288,940
  Less: Foreign withholding tax                                        (294,516)
--------------------------------------------------------------------------------
  Total Investment Income                                            29,695,738
--------------------------------------------------------------------------------
EXPENSES:
  Distribution fees (Note 3)                                         14,609,584
  Investment advisory fees (Note 3)                                  11,720,952
  Administration fees (Note 3)                                        4,297,104
  Shareholder and system servicing fees                               1,713,337
  Audit and legal                                                       143,508
  Custody                                                                99,803
  Registration fees                                                      99,575
  Directors' fees                                                        79,777
  Shareholder communications                                             73,421
  Other                                                                  37,796
--------------------------------------------------------------------------------
  Total Expenses                                                     32,874,857
--------------------------------------------------------------------------------
Net Investment Loss                                                  (3,179,119)
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS, OPTIONS AND FOREIGN CURRENCIES (NOTES 4 AND 5):
  Realized Gain (Loss) From:
     Security transactions (excluding short-term securities)        220,190,192
     Options written                                                 10,434,280
     Options purchased                                              (10,237,574)
     Foreign currency transactions                                      (17,816)
--------------------------------------------------------------------------------
  Net Realized Gain                                                 220,369,082
--------------------------------------------------------------------------------
  Increase in Net Unrealized Appreciation (Note 8)                  329,782,399
--------------------------------------------------------------------------------
Net Gain on Investments, Options and Foreign Currencies             550,151,481
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                             $546,972,362
================================================================================

                       See Notes to Financial Statements.

20 Smith Barney Fundamental Value Fund Inc. | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets        For the Years Ended September 30,2000
--------------------------------------------------------------------------------


                                                    2000                1999
================================================================================
OPERATIONS:
  Net investment loss                          $ (3,179,119)       $   (809,311)
  Net realized gain                             220,369,082         151,877,298
  Increase in net unrealized appreciation       329,782,399         323,038,699
--------------------------------------------------------------------------------
  Increase in Net Assets From Operations        546,972,362         474,106,686
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                  --          (1,279,510)
  Net realized gains                           (114,538,419         (94,958,684)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
     Distributions to Shareholders             (114,538,419)        (96,238,194)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
  Net proceeds from sale of shares            1,099,089,684         311,525,828
  Net asset value of shares issued in
     connection with the transfer of
     the Smith Barney Contrarian Fund's
     net assets (Note 8)                        151,841,256                  --
  Net asset value of shares issued for
     reinvestment of dividends                  104,227,494          87,370,632
  Cost of shares reacquired                    (763,154,688)       (403,471,373)
--------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets
     From Fund Share Transactions               592,003,746          (4,574,913)
--------------------------------------------------------------------------------
Increase in Net Assets                        1,024,437,689         373,293,579

NET ASSETS:
  Beginning of year                           1,730,077,606       1,356,784,027
--------------------------------------------------------------------------------
  End of year*                               $2,754,515,295      $1,730,077,606
================================================================================
* Includes undistributed net
     investment income of:                       $1,233,955          $1,046,263
================================================================================

                       See Notes to Financial Statements.

21 Smith Barney Fundamental Value Fund Inc. | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1. Significant Accounting Policies

Smith Barney Fundamental Value Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities for which no sales price was reported and U.S. government and agency obligations are valued at the mean between bid and ask price; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the earlier of the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; interest income is recorded on the accrual basis; (e) realized gains or losses on the sale of securities are calculated based on the specific identification method;
(f) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets by class; (g) dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date; (h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At September 30, 2000, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of overdistributed net investment income amounting to $3,363,469 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this adjustment; (i) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In addition, the Fund may enter into forward foreign currency contracts in order to hedge against foreign currency risk. These contracts are marked-to-market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.


2. Repurchase Agreements

The Fund purchases, and its custodian takes possession of, U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

3. Investment Advisory Agreement and Other Transactions

SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment advisor of the Fund. The Fund pays SSBC an advisory fee calculated at an annual rate of 0.55% on the first $1.5 billion of average daily net assets; 0.50% on the next $0.5 billion; 0.49% on the next $0.5 billion; 0.46% on the next $1.0 billion and 0.38% on the average daily net assets in excess of $3.5 billion. This fee is calculated daily and paid monthly.

22 Smith Barney Fundamental Value Fund Inc. | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

SSBC also acts as the Fund's administrator for which it receives a fee calculated at an annual rate of 0.20% on the first $2.0 billion of average daily net assets; 0.16% on the next $0.5 billion; 0.14% on the next $1.0 billion and 0.12% on the average daily net assets in excess of $3.5 billion. This fee is calculated daily and paid monthly.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CFTC receives fees and asset-based fees that vary according to the account size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the year ended September 30, 2000, the Fund paid transfer agent fees of $1,648,109 to CFTC.

Effective June 5, 2000, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, became the Fund's distributor replacing CFBDS, Inc. ("CFBDS"). In addition, SSB acts as the primary broker for the Fund's portfolio agency transactions. Certain other broker-dealers, continue to sell Fund shares to the public as a member of the selling group. For the year ended September 30, 2000, SSB received total brokerage commissions of $175,872.

There are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended September 30, 2000, SSB and CFBDS received sales charges of $4,601,000 and $1,348,000 on sales of the Fund's Class A and L shares, respectively.

In addition, CDSCs paid to SSB were:

                                    Class A         Class B             Class L
================================================================================
CDSCs                                 $4,000        $594,000             $32,000
================================================================================

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, B and L shares calculated at an annual rate of 0.25% of the average daily net assets for each respective class. The Fund also pays a distribution fee with respect to its Class B and L shares calculated at an annual rate of 0.75% of the average daily net assets of each class, respectively. For the year ended September 30, 2000, total Distribution Plan fees incurred were:

                                    Class A         Class B            Class L
================================================================================
Distribution Plan Fees            $2,183,651     $10,939,484          $1,486,449
================================================================================

All officers and one Director of the Fund are employees of SSB.

4. Investments

During the year ended September 30, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                           $970,471,550
--------------------------------------------------------------------------------
Sales                                                                802,502,188
================================================================================

At September 30, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

================================================================================
Gross unrealized appreciation                                     $1,065,781,884
Gross unrealized depreciation                                       (53,650,969)
--------------------------------------------------------------------------------
Net unrealized appreciation                                       $1,012,130,915
================================================================================

5. Option Contracts

Premiums paid when put or call options are purchased by the Fund represent investments which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the

23 Smith Barney Fundamental Value Fund Inc. | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At September 30, 2000, the Fund held purchased put options with a total cost of $7,681,085.

When a Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a call option is exercised the proceeds of the security sold will be increased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

The following covered call option transactions occurred during the year ended September 30, 2000:

                                                       Number of
                                                       Contracts       Premiums
================================================================================
Options written, outstanding at September 30, 1999      4,000      $  2,440,918
Shares split, outstanding at September 30, 1999         2,000                --
--------------------------------------------------------------------------------
Options written, outstanding at
September 30,1999 (adjusted balance)                    6,000         2,440,918
Options written                                        99,834        34,110,653
Options cancelled in closing purchase transactions    (43,567)      (15,989,586)
Options expired                                       (45,267)      (12,158,914)
--------------------------------------------------------------------------------
Options written, outstanding at September 30, 2000     17,000      $  8,403,071
================================================================================

The following represents the covered call option written contracts open as of September 30, 2000:

Number of                                                   Strike
Contracts         Security                      Expiration   Price      Value
================================================================================
   9,000       Adobe Systems Inc.                11/18/00  $170.0    $8,100,000
   2,000       Costco Wholesale Corp.            10/21/00    40.0        62,500
   6,000       Merrill Lynch & Co.                1/20/00    82.5     1,143,750
--------------------------------------------------------------------------------
               Total Covered Call Options Written
               (Premiums received-- $8,403,071)                      $9,306,250
================================================================================

6. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations, and receives a lenders fee. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the securities loaned, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.


24 Smith Barney Fundamental Value Fund Inc. | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

At September 30, 2000, the Fund loaned common stocks having a value of approximately $105,544,394 and holds the following collateral for loaned securities:

Security Description                                                     Value
================================================================================
Time Deposits:
   Bank Brussels Lambert, 6.75% due 10/2/00                         $ 12,597,150
   Banque Nationale, 6.72% due 10/2/00                                12,597,150
   Credit Agricole, 6.72% due 10/2/00                                 12,597,150
   Credit Suisse First Boston, 6.69% due 10/2/00                       7,276,385
   Fifth Third Bank, 6.63% due 10/2/00                                 4,144,553
   Wells Fargo Bank, 6.62% due 10/2/00                                12,597,150
   Wells Fargo Bank, 6.72% due 10/2/00                                 3,149,288
Floating Rate Certificate of Deposit
   Comerica Bank, 5.86% due 2/14/01                                    1,069,157
Floating Rate Notes:
   AmSouth Bank, 5.73% due 1/25/01                                    20,363,552
   Bank One, 6.63% due 7/2/01                                          3,117,135
   Bear Stearns & Co., 6.68% due 7/13/01                               1,662,309
   KeyBank Corp., 5.88% due 2/14/01                                    4,410,858
   Morgan Stanley Dean Witter & Co., 5.75% due 11/2/00                 3,106,943
   Sigma Finance, 6.48% due 11/6/00                                    2,633,888
   Sigma Finance, 6.63% due 12/4/00                                    1,764,250
Yankee CD:
   Daichi Kangyo Bank, 6.61% due 10/19/00                              5,205,305
--------------------------------------------------------------------------------
Total                                                               $108,292,223
================================================================================

Income earned by the Fund from securities loaned for the year ended September 30, 2000 was $329,224.

7. Capital Loss Carryforward

At September 30, 2000, the Fund had, for Federal income tax purposes, approximately $6,781,000 of unused capital loss carryforwards available to offset future capital gains through September 30, 2007. To the extent that these carryforward losses are used to offset capital gains, it is possible that the gains so offset will not be distributed.


8. Transfers of Net Assets

On June 8, 2000, the Fund acquired the assets and certain liabilities of the Smith Barney Contrarian Fund, pursuant to a plan of reorganization approved by Smith Barney Contrarian shareholders on January 7, 2000. Total shares issued by the Fund and the total net assets of the Smith Barney Contrarian Fund and the Fund on the date of transfer were as follows:

                                                Total Net
                                               Assets of the
                               Shares Issued   Smith Barney     Total Net Assets
Acquired Fund                   by the Fund   Contrarian Fund      of the Fund
================================================================================
Smith Barney Contrarian Fund    9,766,399      $ 151,841,256     $2,351,193,626
================================================================================

The total net assets of the Smith Barney Contrarian Fund before acquisition include unrealized appreciation of $21,854,826. Total net assets of the Fund immediately after the transfer were $2,503,034,882. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.


25 Smith Barney Fundamental Value Fund Inc. | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (continued)
--------------------------------------------------------------------------------

9. Subsequent Event

On October 2, 2000, CitiSelect Folio 500 Growth Plus ("CitiSelect 500") shareholders approved a plan of reorganization whereby the Fund would acquire the assets and certain liabilities of CitiSelect 500. This acquisition took place on October 13, 2000 and the Fund acquired total net assets of $36,485,524 from the CitiSelect 500 and issued shares of 2,359,302.


10. Capital Shares

At September 30, 2000, the Fund had one billion shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.

At September 30, 2000, total paid-in capital amounted to the following for each class:

                            Class A         Class B       Class L     Class Y
================================================================================
Total Paid-in Capital   $ 621,409,460   $ 685,368,996  $214,084,938  $33,412,177
================================================================================

Transactions in shares of each class were as follows:

                                                           Year Ended                          Year Ended
                                                       September 30, 2000                  September 30, 1999
                                                    ------------------------           -------------------------
                                                    Shares            Amount           Shares             Amount
===================================================================================================================
Class A
Shares sold                                       42,106,226     $  638,927,557      13,343,016      $  168,308,152
Shares issued on reinvestment                      3,298,058         43,864,179       3,453,723          36,264,097
Net asset value of shares issued
   in connection with transfer of
   Smith Barney Contrarian Fund's net assets       2,767,132         43,610,586              --                  --
Shares reacquired                                (33,001,652)      (497,474,094)    (15,710,481)       (194,184,251)
-------------------------------------------------------------------------------------------------------------------
Net Increase                                      15,169,764     $  228,928,228       1,086,258      $   10,387,998
===================================================================================================================
Class B
Shares sold                                       19,571,795     $  289,308,774       8,433,658      $  106,180,906
Shares issued on reinvestment                      4,174,899         54,691,182       4,525,136          47,197,171
Net asset value of shares issued
   in connection with transfer of
   Smith Barney Contrarian Fund's net assets       6,300,586         97,435,893              --                  --
Shares reacquired                                (14,854,599)      (215,392,261)    (15,085,068)       (178,838,523)
-------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                           15,192,681     $  226,043,588      (2,126,274)      $ (25,460,446)
===================================================================================================================
Class L
Shares sold                                       11,358,340     $  169,939,868       2,189,761      $   27,588,163
Shares issued on reinvestment                        433,317          5,672,133         374,819           3,909,364
Net asset value of shares issued
   in connection with transfer of
   Smith Barney Contrarian Fund's net assets         698,681         10,794,777              --                  --
Shares reacquired                                 (2,112,161)       (30,532,533)     (1,666,631)        (20,095,599)
-------------------------------------------------------------------------------------------------------------------
Net Increase                                      10,378,177     $  155,874,245         897,949      $   11,401,928
===================================================================================================================
Class Y
Shares sold                                           69,534     $      913,485         854,600      $    9,448,607
Shares issued on reinvestment                             --                 --              --                  --
Shares reacquired                                 (1,307,013)       (19,755,800)       (785,232)        (10,353,000)
-------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease)                           (1,237,479)    $  (18,842,315)         69,368      $     (904,393)
===================================================================================================================

26 Smith Barney Fundamental Value Fund Inc. | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended September 30:


Class A Shares                                   2000(1)     1999(1)        1998(1)        1997      1996
==============================================================================================================
Net Asset Value, Beginning of Year              $   12.90    $  10.07       $  11.37    $   9.31   $   8.66
--------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income                             0.04        0.04           0.09        0.11       0.20
   Net realized and unrealized gain (loss)           3.86        3.53          (0.76)       2.52       1.01
--------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                  3.90        3.57          (0.67)       2.63       1.21
--------------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                               --       (0.02)         (0.11)      (0.13)     (0.19)
   Net realized gains                               (0.83)      (0.72)         (0.52)      (0.44)     (0.37)
--------------------------------------------------------------------------------------------------------------
Total Distributions                                 (0.83)      (0.74)         (0.63)      (0.57)     (0.56)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                   $    15.97    $  12.90       $  10.07    $  11.37   $   9.31
--------------------------------------------------------------------------------------------------------------
Total Return                                        31.55%      37.17%         (6.04)%     29.53%     14.73%
--------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                 $1,085,196    $680,603       $520,627    $606,054   $458,208
--------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                          1.06%       1.17%          1.15%       1.14%      1.22%
   Net investment income                             0.29        0.35           0.81        1.14       2.32
--------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                38%         43%            41%         46%        57%
==============================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.


27 Smith Barney Fundamental Value Fund Inc. | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------
For a share of each class of capital stock outstanding throughout each year ended September 30:


Class B Shares                                  2000(1)        1999(1)      1998(1)      1997        1996
===========================================================================================================
Net Asset Value, Beginning of Year            $   12.73       $  10.01     $  11.31    $   9.26    $   8.62
-----------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income (loss)                   (0.07)         (0.05)        0.00*       0.03        0.13
   Net realized and unrealized gain (loss)         3.80           3.49        (0.75)       2.52        1.01
-----------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                3.73           3.44        (0.75)       2.55        1.14
-----------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                             --             --        (0.03)      (0.06)      (0.13)
   Net realized gains                             (0.83)         (0.72)       (0.52)      (0.44)      (0.37)
-----------------------------------------------------------------------------------------------------------
Total Distributions                               (0.83)         (0.72)       (0.55)      (0.50)      (0.50)
-----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                 $    15.63       $  12.73     $  10.01    $  11.31    $   9.26
-----------------------------------------------------------------------------------------------------------
Total Return                                      30.59%         36.00%       (6.79)%     28.62%      13.82%
-----------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)               $1,322,865       $884,088     $716,239    $930,436    $703,552
-----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                        1.84%          1.94%        1.92%       1.90%       1.97%
   Net investment income (loss)                   (0.50)         (0.42)        0.04        0.38        1.56
-----------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              38%            43%          41%         46%         57%
===========================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
*   Amount represents less than $0.01 per share.


28 Smith Barney Fundamental Value Fund Inc. | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------
For a share of each class of capital stock outstanding throughout each year ended September 30:

Class L Shares                              2000/(1)/      1999/(1)/  1998/(1)(2)/     1997      1996
=========================================================================================================
Net Asset Value, Beginning of Year         $   12.73      $   10.01     $ 11.30     $   9.26     $  8.62
---------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
   Net investment income (loss)                (0.07)         (0.05)       0.00*        0.03        0.14
   Net realized and unrealized gain (loss)      3.79           3.49       (0.74)        2.51        1.00
---------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations             3.72           3.44       (0.74)        2.54        1.14
---------------------------------------------------------------------------------------------------------
Less Distributions From:
   Net investment income                          --             --       (0.03)       (0.06)      (0.13)
   Net realized gains                          (0.83)         (0.72)      (0.52)       (0.44)      (0.37)
---------------------------------------------------------------------------------------------------------
Total Distributions                            (0.83)         (0.72)      (0.55)       (0.50)      (0.50)
---------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year               $   15.62      $   12.73     $ 10.01     $  11.30     $  9.26
---------------------------------------------------------------------------------------------------------
Total Return                                   30.51%         36.00%      (6.70)%      28.52%      13.82%
---------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)             $ 265,713      $  84,402     $57,367     $ 71,874     $44,539
---------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
   Expenses                                     1.86%          1.95%       1.93%        1.92%       1.96%
   Net investment income (loss)                (0.47)         (0.43)       0.03         0.36        1.52
---------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                        38%            43%         41%          46%         57%
=========================================================================================================

/(1)/ Per share amounts have been calculated using the monthly average shares method.
/(2)/ On June 12, 1998, Class C shares were renamed Class L shares.
  *   Amount represents less than $0.01 per share.

29 Smith Barney Fundamental Value Fund Inc. | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year ended September 30:

Class Y Shares                              2000/(1)/   1999/(1)/    1998/(1)/     1997    1996/(2)/
=====================================================================================================
Net Asset Value, Beginning of Year          $ 12.93     $ 10.10       $ 11.40     $  9.32    $ 8.54
-----------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                        0.08        0.09          0.12        0.14      0.23
  Net realized and unrealized gain (loss)      3.89        3.52         (0.74)       2.54      0.55
-----------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations            3.97        3.61         (0.62)       2.68      0.78
-----------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                          --       (0.06)        (0.16)      (0.16)       --
  Net realized gains                          (0.83)      (0.72)        (0.52)      (0.44)       --
-----------------------------------------------------------------------------------------------------
Total Distributions                           (0.83)      (0.78)        (0.68)      (0.60)       --
-----------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $ 16.07     $ 12.93       $ 10.10     $ 11.40   $  9.32
-----------------------------------------------------------------------------------------------------
Total Return                                  32.04%      37.57%        (6.78)%     30.06%     9.13%#++
-----------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)              $80,740     $80,984       $62,551    $108,578   $44,641
-----------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                     0.75%       0.82%         0.79%       0.78%     0.75%+
  Net investment income                        0.56        0.71          1.15        1.48      2.58+
-----------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          38%         43%           41%         46%       57%
=====================================================================================================

/(1)/ Per share amounts have been calculated using the monthly average shares method.
/(2)/ For the period from October 13, 1995 (inception date) to September 30,
      1996.
  # During November 1995 Class Y shares were fully redeemed, therefore performance for Class Y shares represents performance for the year beginning January 31, 1996, which represents the date new share purchases were made into this class.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
  +   Annualized.

30 Smith Barney Fundamental Value Fund Inc. | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of Smith Barney Fundamental Value Fund Inc.:

We have audited the accompanying statement of assets and liabilities of Smith Barney Fundamental Value Fund Inc., including the schedule of investments, as of September 30, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2000 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney Fundamental Value Fund Inc. as of September 30, 2000, the results of its operation for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP

New York, New York
November 10, 2000


31 Smith Barney Fundamental Value Fund Inc. | 2000 Annual Report to Shareholders

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Tax Information (unaudited)
--------------------------------------------------------------------------------

For Federal tax purposes the Fund hereby designates for the fiscal year ended September 30, 2000:

   . Total long-term capital gain distributions paid of $114,538,419.


32 Smith Barney Fundamental Value Fund Inc. | 2000 Annual Report to Shareholders

--------------------------------------------------------------------------------
      SMITH BARNEY
FUNDAMENTAL VALUE FUND INC.
--------------------------------------------------------------------------------

DIRECTORS
Lloyd J. Andrews
Robert M. Frayn, Jr.
Leon P. Gardner
David E. Maryatt
Heath B. McLendon, Chairman
Frederick O. Paulsell
Jerry A. Viscione
Julie W. Weston


OFFICERS
Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

John G. Goode
Vice President and
Investment Officer

Peter Hable
Investment Officer

Irving P. David
Controller

Christina T. Sydor
Secretary

INVESTMENT ADVISOR
SSB Citi Fund Management LLC

DISTRIBUTOR
Salomon Smith Barney Inc.

CUSTODIAN
PFPC Trust Company

TRANSFER AGENT
Citi Fiduciary Trust Company
125 Broad Street, 11th Floor
New York, New York 10004

SUB-TRANSFER AGENT
PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island
02940-9699

Smith Barney Fundamental Value Fund Inc.
--------------------------------------------------------------------------------

This report is submitted for the general information of shareholders of Smith Barney Fundamental Value Fund Inc., but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after December 31, 2000, this report must be accompanied by performance information for the most recently completed calendar quarter.


SMITH BARNEY FUNDAMENTAL VALUE FUND INC.
Smith Barney Mutual Funds
388 Greenwich Street, MF-2
New York, New York 10013


For complete information on any of the Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.


www.smithbarney.com/mutualfunds

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Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

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